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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 17, 2000


                            THE SEAGRAM COMPANY LTD.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Canada                      1-2275                     None
            ------                      ------                     -----
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:

                                 (514) 987-5200
                                 --------------




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Item 5. Other Events.

Filed as part of this Current Report on Form 8-K and incorporated by reference herein are the consolidated balance sheet of The Seagram Company Ltd. (the "Corporation") as at June 30, 2000 and June 30, 1999 and the consolidated statements of income, shareholders' equity and cash flows for the fiscal years ended June 30, 2000, June 30, 1999 and June 30, 1998 and the notes thereto (collectively, the "Financial Statements"), together with the report of PricewaterhouseCoopers LLP thereon (the "Report") and management's discussion and analysis of financial condition and results of operation ("Management's Discussion and Analysis").


Item 7. Financial Statements and Exhibits.

        (c) Exhibits

          (23)   Consent of PricewaterhouseCoopers LLP, independent accountants.

          (99.1) Financial Statements and Report.

          (99.2) Management's Discussion and Analysis.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  THE SEAGRAM COMPANY LTD.
                                         (Registrant)



Date: August 17, 2000
                                  By:/s/ Brian C. Mulligan
                                     -----------------------------
                                     Brian C. Mulligan
                                     Executive Vice President and
                                       Chief Financial Officer


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                                  EXHIBIT INDEX

  Exhibit
  Number                       Description of Exhibit
  -------                      ----------------------

  (23)         Consent of PricewaterhouseCoopers LLP, independent accountants.

  (99.1)       Financial Statements and Report.

  (99.2)       Management's Discussion and Analysis